Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
While we do not currently grant stock options or similar option-like instruments, such as stock appreciation rights, we are providing information regarding our procedures related to the grant of equity awards close in time to the release of material non-public information.
While the Compensation Committee has historically granted nearly all LTI awards at its meeting each February, the Company does not have a formal policy or obligation that requires us to award equity or equity-based compensation on specific dates. The Compensation Committee and Board, however, have adopted a practice with respect to the grant of equity awards that generally prohibits the grant of equity awards during closed quarterly trading windows (as determined in accordance with the Insider Trading Policy). Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. We generally issue equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule.

Award Timing Method	The Compensation Committee and Board, however, have adopted a practice with respect to the grant of equity awards that generally prohibits the grant of equity awards during closed quarterly trading windows (as determined in accordance with the Insider Trading Policy).
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Compensation Committee and Board, however, have adopted a practice with respect to the grant of equity awards that generally prohibits the grant of equity awards during closed quarterly trading windows
MNPI Disclosure Timed for Compensation Value	false